                                                                    EXHIBIT 7(K)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D



                   Under the Securities Exchange Act of 1934
                           (Amendment No. ________)*


                               LESLIE'S POOLMART
--------------------------------------------------------------------------------
                                (Name of Issuer)


                           Common Stock, no par value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                  527069 10 8
                                  ------------
                                 (CUSIP Number)


            Alan J. Barton, Esq., Paul, Hastings, Janofsky & Walker,
                       555 S. Flower Street, 23rd Floor,
                   Los Angeles, CA 90071-2371, (213) 683-6140
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
                                Communications)


                               November 11, 1996
                               -----------------
            (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [_].

NOTE: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                     PAGE 2 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      HANCOCK PARK ASSOCIATES II, L.P.

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                            [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      Delaware

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            -0-

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             -0-

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      -0-

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                        [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      0%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      PN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                  SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                     PAGE 3 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      LIBERTY WEST PARTNERS

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC, OO

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                            [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      California

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            334,141

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             334,141

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      334,141

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      5.1%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      PN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                  SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                    PAGE 4 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      MICHAEL J. FOURTICQ

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      PF, 00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                           [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            507,574

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             507,574

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      507,574

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      7.7%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                     PAGE 5 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      BRIAN P. MCDERMOTT

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      PF,00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                            [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            367,549

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             367,549

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      367,549

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      5.5%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                     PAGE 6 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      GREG FOURTICQ

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                            [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            112,455

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             112,455

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      112,455

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      1.7%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                    PAGE 7 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      RICHARD H. HILLMAN

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      PF, 00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                            [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            324,348

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             324,348

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      324,348

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      4.9%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 527069 10 8                                     PAGE 8 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSONS
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSONS

      ROBERT D. OLSEN

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]

                                                                (b) [_]

------------------------------------------------------------------------------
      SEC USE ONLY
 3


------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      00

------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO
      ITEMS 2(d) OR 2(e)                                           [_]
 5


------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States

------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF            124,363

      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8
                          -0-
     OWNED BY
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING             124,363

      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          -0-
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
 11
      124,363

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
 12                                                                         [X]


------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
 13
      1.9%

------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN

------------------------------------------------------------------------------

                     *SEE INSTRUCTIONS BEFORE FILLING OUT!

         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

     ITEM 1.   SECURITY AND ISSUER.

            This statement on Schedule 13D relates to shares of the common stock, no par value (the "Issuer Common Stock"), of Leslie's Poolmart, a California corporation (the "Issuer"). The address of the principal executive offices of the Issuer is 20222 Plummer Street, Chatsworth, California 91311.

            The Information set forth in the Exhibits attached hereto is expressly incorporated herein by reference and the response to each item of this statement is qualified in its entirety by the provisions of such Exhibits.


     ITEM 2.   IDENTITY AND BACKGROUND.

            This statement is being filed jointly on behalf of Hancock Park Associates II, L.P. ("HPA II"), Liberty West Partners ("Liberty"), Michael
     J. Fourticq individually, Brian P. McDermott individually, Greg Fourticq individually, Richard H. Hillman individually and Robert D. Olsen individually (collectively, the "Reporting Persons" or the "HPA Group") on the basis that the Reporting Persons may be deemed to constitute a "group" within the meaning of Rule 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, due to the desire of the Reporting Persons to effect a business combination transaction whereby the Reporting Persons would form a corporation controlled by the Reporting Persons that would acquire the outstanding Issuer Common Stock in a cash merger (described in Item 4 as the "merger"). Information in this statement is also being disclosed by Michael J. Fourticq and Brian P. McDermott in their capacity as the general partners of HPA II and is being disclosed by Michael J. Fourticq and Greg Fourticq in their capacity as the general partners of Liberty.

     HPA II
     ------

            HPA II is a Delaware limited partnership with its principal office and place of business at 1925 Century Park East, Suite 810, Los Angeles, California, 90067. The principal business of HPA II is investing.

            The General Partners of HPA II are Michael J. Fourticq and Brian P. McDermott. Mr. Fourticq's principal occupation is acting as a general partner of HPA II, as chairman of the board of various companies owned or controlled by various investment partnerships, and as Chairman of the Board of the Issuer. Mr. McDermott's principal occupation is acting as President and Chief Executive Officer of the Issuer and as a general partner of HPA
     II. Mr. Fourticq's principal business office is located at 1925 Century Park East, Suite 810, Los Angeles, California, 90067. Mr. McDermott's principal business office is located at 20222 Plummer Street, Chatsworth, California, 91311. Both Mr. Fourticq and Mr. McDermott are United States citizens.

     Liberty
     -------

            Liberty is a California general partnership with its principal place of business at 1925 Century Park East, Suite 810, Los Angeles, California, 90067. The principal business of Liberty is investing.

            The General Partners of Liberty are Michael J. Fourticq and Greg Fourticq. Michael J. Fourticq's principal occupation, business address and citizenship are as discussed above. Greg Fourticq's principal occupation is acting as President of Cascade Sawing and Drilling. Greg Fourticq's principal business office is located at P.O. Box 3157, Kent, Washington 98032. Greg Fourticq is a United States citizen.

     Michael J. Fourticq
     -------------------

            Michael J. Fourticq's principal occupation, business address and citizenship are as discussed above.

     Brian P. McDermott
     ------------------

            Brian P. McDermott's principal occupation, business address and citizenship are as discussed above.

     Greg Fourticq
     -------------

            Greg Fourticq's principal occupation, business address and citizenship are as discussed above.

     Richard H. Hillman
     ------------------

            Richard H. Hillman's principal occupation is acting as President of Hillman Capital Partners and as a director of the Issuer. His principal business address is 2665 Main Street, #260, Santa Monica, California 90405. Richard H. Hillman is a United States citizen.

     Robert D. Olsen
     ---------------

            Robert D. Olsen's principal occupation is acting as Chief Financial Officer of the Issuer. His principal business address is 20222 Plummer Street, Chatsworth, California 91311. Robert D. Olsen is a United States citizen.

            None of the Reporting Persons nor any other person disclosed in response to this Item 2 has during the last five years, been (a) convicted in a criminal proceeding, or (b) a party to any civil proceeding as a result of which it has been subject to a judgment, decree, final order enjoining further violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation in respect to such laws.


     ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION

            Liberty, Michael J. Fourticq, Brian P. McDermott and Greg Fourticq initially acquired the shares of Issuer Common Stock held by such persons when the Issuer was purchased in a highly leveraged transaction on September 1, 1988 by an investment group led by Hancock Park Associates, an affiliate of HPA II.

            Liberty used working capital to acquire its initial Issuer Common Stock. Shares of Issuer Common Stock have subsequently been acquired as stock dividends made by the Issuer.

            Michael J. Fourticq used personal funds to acquire his initial Issuer Common Stock. Shares of Issuer Common Stock have subsequently been acquired as stock dividends made by the Issuer and from distribution by various partnerships owning shares of the Issuer. Mr. Fourticq also holds options to purchase Issuer Common Stock granted in connection with his position with the Issuer.

            Brian P. McDermott used personal funds to acquire his initial Issuer Common Stock. Mr. McDermott also holds options to purchase Issuer Common Stock granted in connection with his position with the Issuer.

            Greg Fourticq is the trustee of three trusts for the benefit of Michael J. Fourticq's children, which trusts contain shares of Issuer Common Stock as part of their corpus. Shares of Issuer Common Stock have subsequently been acquired as stock dividends made by the Issuer.

            Richard H. Hillman used personal funds to acquire his Issuer Common Stock. Mr. Hillman also holds options to purchase Issuer Common Stock granted in connection with his position with the Issuer.

            Robert D. Olsen holds options to purchase Issuer Common Stock granted in connection with his position with the Issuer.

               Financing for the merger described in Item 4 may be supplied by issuance of debt or equity securities or bank or other commercial borrowings or some combination of securities issuances and borrowings. There have been preliminary discussions between certain of the Reporting Persons and Occidental Petroleum Corporation ("Occidental") about Occidental providing a portion of the financing for the merger as a purchaser of equity securities. Occidental is currently a holder of $10 million principal amount of the Issuer's 8% Convertible Subordinated Debenture due 2001 (but redeemable earlier upon the occurrence of specified change of control events including certain consolidations, mergers and similar transactions). A subsidiary of Occidental is the Issuer's principal supplier of chemicals. Dr. Dale R. Laurance, a director of the Issuer, is the President of Occidental. No definitive determination has been made, or agreement entered into, with respect to financing for the merger.

     ITEM 4.   PURPOSE OF TRANSACTION.

            The Reporting Persons and any other person disclosed in response to
     Item 2 acquired the shares beneficially owned by each of them, pursuant to the transactions described in Item 3, for investment. However, as described in the Letter, dated November 11, 1996 from HPA II to the Issuer (the "Offer Letter") (attached hereto as Exhibit 1) and in the press release issued by the Issuer on November 12, 1996 (attached hereto as Exhibit 2), the HPA Group has offered to, and is taking steps to, acquire the outstanding Issuer Common Stock in a transaction in which a corporation to be formed by the HPA Group ("Newco") would, either directly or through a wholly-owned subsidiary, effect a cash merger with the Issuer (the "merger"). It is expected that members of the HPA Group will become holders of equity securities of Newco and that certain officers of the Issuer will be invited to participate as holders of equity securities of Newco.

            Completion of the merger would be subject to a number of conditions including (i) execution of a definitive merger agreement by Newco and the Issuer, (ii) approval of the merger and the definitive merger agreement by the board of directors of the Issuer and the special committee of the board of directors that has been established to consider the merger and certain other indications of interest to acquire the Issuer received by the Issuer,
     (iii) receipt by the board of directors of a opinion of an independent investment banker as to the fairness of the merger from a financial point of view to the holders of the Issuer Common Stock, (iv) approval of the merger by the holders of the Issuer Common Stock, (v) Newco obtaining sufficient financing on satisfactory terms to complete the merger, and (vi) compliance with all applicable regulatory requirements.

            It is also anticipated that the Issuer Common Stock would be delisted from the NASD National Market System.

            Except as disclosed in this Item 4, each Reporting Person and any other person disclosed in response to Item 2 has no current plans or proposals which relate to or would result in any of the events described in clauses (a) through (j) of the instructions to Item 4 of Schedule 13D.

     ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

     (a) and (b) Set forth in the table below are the number and percentage of shares of Issuer Common Stock beneficially owned, as well as the nature of ownership, for each Reporting Person and any other person disclosed in response to Item 2 as of the date hereof.

                                    Number of      Number of
                                      Shares         Shares
                                   Beneficially   Beneficially
                                      Owned          Owned        Aggregate
                                    With Sole     With Shared     Number of       Percentage
                                   Voting and      Voting and       Shares         of Shares
                                   Dispositive    Dispositive    Beneficially    Beneficially
Name                                  Power          Power          Owned          Owned(2)
----                               ------------   ------------   ------------   ---------------
     HPA Group(1)                         -0-            -0-      1,770,430           25.7%
     HPA II (3)                           -0-            -0-            -0-              0%
     Liberty                          334,141            -0-        334,141            5.1%
     Michael J. Fourticq(4)           507,574            -0-        507,574            7.7%
     Brian P. McDermott(5)            367,549            -0-        367,549            5.5%
     Greg Fourticq(6)                 112,455            -0-        112,455            1.7%
     Richard Hillman(7)               324,348            -0-        324,348            4.9%
     Robert D. Olsen(8)               124,363            -0-        124,363            1.9%

     (1) Pursuant to Rule 13d-5, the HPA Group is deemed to beneficially own all equity securities of the Issuer beneficially owned by any members of the group. The HPA Group may be deemed to beneficially own 623 shares of Issuer Common Stock held by Michael J. Fourticq's spouse, but such shares are excluded from this table and, pursuant to Rule 13d-4, the filing of this statement shall not be construed as an admission that the members of the HPA Group are the beneficial owners of such shares.

     (2) The percentages of Issuer Common Stock indicated in this table are based on 6,548,411 shares of Issuer Common Stock outstanding as of October 17, 1996, as disclosed in the Issuer's most recent Form 10-Q filed with the Securities and Exchange Commission, plus, where applicable, shares of Issuer Common Stock subject to options exercisable within 60 days.

     (3) HPA II does not own any shares of Issuer Common Stock and is reported herein only as a member of the HPA Group.

     (4) Includes 16,540 shares of Issuer Common Stock subject to options exercisable within 60 days. Also includes 46,192 shares of Issuer Common Stock held by Hancock Park Associates, a partnership of which Mr. Fourticq is the sole general partner. Mr. Fourticq may also be deemed to beneficially own the 334,141 shares of Issuer Common Stock reported by Liberty by virtue of his being a general partner of Liberty. Mr. Fourticq may also be deemed to beneficially own 623 shares of Issuer Common Stock held by Mr. Fourticq's spouse, but such shares are excluded from this table and, pursuant to Rule 13d-4, the filing of this statement shall not be construed as an admission that Mr. Fourticq is the beneficial owner of such shares.

     (5) Shares are held through a trust. Includes 190,350 shares of Issuer Common Stock subject to options exercisable within 60 days.

     (6) Greg Fourticq does not own any shares of Issuer Common Stock outright. Greg Fourticq's beneficial ownership includes 112,455 shares of Issuer Common Stock held in trusts of which Greg Fourticq is trustee for the benefit of his nephews and his niece. Greg Fourticq may also be deemed to beneficially own the 334,141 shares of Issuer Common Stock reported by Liberty by virtue of his being a general partner of Liberty.

     (7) Includes 18,745 shares of Issuer Common Stock subject to options exercisable within 60 days. Also includes 1,323 shares of Issuer Common Stock held in a trust of which Mr. Hillman is trustee for the benefit of his son.

     (8) All 124,363 shares of Issuer Common Stock are those subject to options exercisable within 60 days.

     (c) None of the Reporting Persons nor any other person disclosed in response to Item 2 has effected any transactions in the Common Stock in the past sixty days.

     (d)  Not applicable.

     (e)  Not applicable.


     ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.

            Except as disclosed in Items 4 and 5 and the Joint Filing Agreement, dated November 20, 1996, by and among HPA II, Liberty, Michael J. Fourticq, Brian P. McDermott, Greg Fourticq, Richard H. Hillman and Robert D. Olsen, none of the Reporting Persons and any other person disclosed in response to
     Item 2 is a party to any contracts, arrangements, understandings or relationships with respect to any securities of the Issuer, including but not limited to the transfer or voting of any of the securities, finder's fees, joint ventures, loan or option agreements, puts or calls, guarantees of profits, division of profits or loss, or the giving or withholding of proxies.


     ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS.

            The information set forth in the Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

            After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.

     Dated: November 21, 1996


                                 HANCOCK PARK ASSOCIATES II, L.P.



                                 By: /s/ BRIAN P. MCDERMOTT
                                     -----------------------------------------
                                     Name: Brian P. McDermott
                                     Title:  General Partner



                                     /s/ BRIAN P. MCDERMOTT
                                     -----------------------------------------
                                     Brian P. McDermott



                                     LIBERTY WEST PARTNERS*


                                     Michael J. Fourticq*


                                     Greg Fourticq*


                                     Richard H. Hillman*


                                     Robert D. Olsen*



                                    /s/ BRIAN P. MCDERMOTT
                                    ------------------------------------------
                                    *  By Brian P. McDermott, Attorney-in-fact

                                 Exhibit Index


     1. Letter, dated November 11, 1996 from HPA II to Issuer.

     2. Press release issued by the Issuer, dated November 12, 1996.

     3. Joint Filing Agreement, dated November 20, 1996, by and among HPA II, Liberty, Michael J. Fourticq, Brian P. McDermott, Greg Fourticq, Richard
        H. Hillman, Robert D. Olsen and Murray H. Dashe.

     4. Power of Attorney of Michael J. Fourticq, dated November 20, 1996, naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.

     5. Power of Attorney of Greg Fourticq, dated November 20, 1996, naming Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen as attorney-in-fact.

     6. Power of Attorney of Liberty, dated November 20, 1996, naming Brian P. McDermott and Robert D. Olsen as attorney-in-fact.

     7. Power of Attorney of Richard H. Hillman, dated November 20, 1996, naming Michael J. Fourticq, Brian P. McDermott and Robert D. Olsen as attorney-in-fact.

     8. Power of Attorney of Robert D. Olsen, dated November 18, 1996, naming Michael J. Fourticq and Brian P. McDermott as attorney-in-fact.